Exhibit 10.2

STATUSED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated June 20, 2001 (the “MLA”), is entered into as of February 11, 2003 between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated February 15, 2002 and numbered E539S01A.

SECTION 1.  The Revolving Credit Facility.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of $19,000,000.00 (the “Commitment”), or the “Borrowing Base” (as calculated pursuant to the Borrowing Base Report attached hereto as Exhibit A).  Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.  Purpose.  The purpose of the Commitment is to finance the inventory and receivables referred to in the Borrowing Base Report.

SECTION 3.  Term.  The term of the Commitment shall be from February 25, 2003, up to and including February 23, 2004, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)   Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)  Quoted Fixed Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans.  In the event CoBank consents to one or more balances being fixed for a period or periods extending beyond the maturity date of the loans and the Commitment is not renewed, then each such balance shall be due and payable on the last day of its fixed rate period and the promissory note set forth below shall be deemed amended accordingly.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month.

SECTION 5.  Promissory Note.  The Company promises to repay the unpaid principal balance of the loans on the last day of the term of the Commitment.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.  Borrowing Base Reports, Etc.  The Company agrees to furnish a Borrowing Base Report to CoBank at such times or intervals as CoBank may from time to time request.  Until receipt of such a request, the Company agrees to furnish a Borrowing Base Report to CoBank within 45 days after each month end calculating the Borrowing Base as of the last day of the month for which the Report is being furnished.  However, if no balance is outstanding hereunder on the last day of such month, then no Report need be furnished.  Regardless of the frequency of the reporting, if at any time the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify CoBank and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

SECTION 7.  Letters of Credit.  In addition to loans and if agreeable to CoBank in its sole discretion in each instance, the Company may utilize the Commitment to open irrevocable letters of credit for its account.  Each letter of credit shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder.  The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit B (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA).  Notwithstanding the foregoing or any other provision hereof, the maximum amount capable of being drawn under each letter of credit must be statused against the Borrowing Base in the same manner as if it were a loan, and in the event that (after repaying all loans) the maximum amount capable of being drawn under the letters of credit exceeds the Borrowing Base, then the Company shall immediately notify CoBank and pay to CoBank (to be held as cash collateral) an amount equal to such excess.

SECTION 8.  Servicing Fee.  The Company agrees to pay to CoBank a servicing fee on the average daily balance at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter.

SECTION 9.  Amendment Fee.  In consideration of the amendment, the Company agrees to pay to CoBank on the execution hereof, a fee in the amount of $5,000.00.

SECTION 10.  Nonpatronage Designation.  That portion of the loan sold to another financial institution shall be on a nonpatronage basis.  Hence, no patronage shall be paid with respect to such portion of the loan.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:	By:	/s/ Thomas Friezen

Title:	Title:	CFO

CONSOLIDATING SUPPLEMENT

(Variable and Quoted Fixed Rate Term Loan)

THIS SUPPLEMENT to the Master Loan Agreement dated June 20, 2001 (the “MLA”), is entered into as of February 11, 2003, between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated June 20, 2001 and numbered E539T01.

SECTION 1.  Term Loan.  As of the date hereof, CoBank’s obligations to extend credit to the Company under this supplement has expired and the unpaid principal balance of the loan is $5,390,000.00.

SECTION 2.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)  Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)  Quoted Fixed Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans.  In the event CoBank consents to one or more balances being fixed for a period or periods extending beyond the maturity date of the loans and the Commitment is not renewed, then each such balance shall be due and payable on the last day of its fixed rate period and the promissory note set forth below shall be deemed amended accordingly.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month.

SECTION 3.  Promissory Note.  The Company promises to repay the loan as follows:  (1) in seven equal, consecutive quarterly installments of $685,000.00, with the first such installment due on March 31, 2003, and the last such installment due on September 30, 2004; and (2) followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on December 31, 2004.  If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loan in accordance with the rate options and at the times set forth above.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 4.  Prepayment.  The Loan may be prepaid in whole or in part on one CoBank business day’s prior written notice. Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 5.  Agency Fee.  The Company agrees to pay to CoBank an agency fee on the average daily balance at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:	By:	/s/ Thomas Friezen

Title:	Title:	CFO

CONSOLIDATING SUPPLEMENT

(Variable and Quoted Fixed Rate Term Loan)

THIS SUPPLEMENT to the Master Loan Agreement dated June 20, 2001 (the “MLA”), is entered into as of February 11, 2003, between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated June 20, 2001 and numbered E539T02.

SECTION 1.  Term Loan.  As of the date hereof, CoBank’s obligations to extend credit to the Company under this supplement has expired and the unpaid principal balance of the loan is $4,875,000.00.

SECTION 2.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)  Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)  Quoted Fixed Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans.  In the event CoBank consents to one or more balances being fixed for a period or periods extending beyond the maturity date of the loans and the Commitment is not renewed, then each such balance shall be due and payable on the last day of its fixed rate period and the promissory note set forth below shall be deemed amended accordingly.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month.

SECTION 3.  Promissory Note.  The Company promises to repay the loan as follows:  (1) in seven equal, consecutive quarterly installments of $625,000.00, with the first such installment due on March 31, 2003, and the last such installment due on September 30, 2004; and (2) followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on December 31, 2004.  If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loan in accordance with the rate options and at the times set forth above.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 4.  Prepayment.  The Loan may be prepaid in whole or in part on one CoBank business day’s prior written notice. Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 5.  Agency Fee.  The Company agrees to pay to CoBank an agency fee on the average daily balance at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:	By:	/s/ Thomas Friezen

Title:	Title:	CFO